                                                                  Exhibit 10.1.9

                 [LETTERHEAD OF DUGGAN REALTY ADVISORS L.L.C.]

December 7, 1999

Mr. Satish Tiwari
Advanced Telecommunications, Inc.
730 Second Avenue South
Suite 1200
Minneapolis, MN 55402

RE:   Advanced Telecommunications, Inc.
      1500 Champa, Denver, CO
      Lease Agreement

Dear Satish:

Enclosed you will find a fully executed Lease Agreement for 1500 Champa, Suite B-300. We are excited and look forward to Advanced Telecommunications' tenancy at the property.

Please feel free to contact me with any property management issues that might arise. I will work closely with Mr. Larry Vann, who will oversee the construction of the space on behalf of Duggan Realty Advisors, L.L.C. If you can supply me with the name and contact of your construction manager, I will forward a construction manual accordingly.

Again, we look forward to your tenancy. If I may be of any assistance, please contact me at (972) 980-9686 ext. 111.

Sincerely,

DUGGAN REALTY ADVISORS L.L.C


/s/ Jim Pratt

Jim Pratt
Director of Management Services

Enclosures

cc John Fefley

JWP/cmr

================================================================================

                            LEASE AGREEMENT BETWEEN

                                DENVER FDS, L.P.,

                                   AS LANDLORD

                                       AND

                       ADVANCED TELECOMMUNICATIONS, INC.,

                                    AS TENANT

                             DATED November 29, 1999

================================================================================

                            BASIC LEASE INFORMATION

Lease Date:           November 29, 1999

Tenant                ADVANCED TELECOMMUNICATIONS, INC., a Delaware corporation

Landlord:             DENVER FDS, L.P., a Texas limited partnership

Premises:             Suite No. B-300 in the office building commonly known as
                      1500 Champs (the "Building"), and whose street address is 1500 Champa, Denver, Colorado, 80202. The Premises are outlined on the plan attached to the Lease as Exhibit A.
                      The land on which the Building is located (the "Land") is described on Exhibit B. The term "Project" shall collectively refer to the Building, the Land, and the driveways, parking facilities, similar improvements and easements associated with the foregoing or the operation thereof.

Term: Approximately 123 months, commencing on the earlier of (1) the date on which Tenant occupies any portion of the Premises and begins conducting business therein, or (2) January 1,2000 (the "Commencement Date") and ending at 5:00 p.m. on the last day of the 123rd full calendar month following the Commencement Date, subject to adjustment and earlier termination as provided in the Lease.

Basic Rent:           Subject to the conditional abatement of basic rent
                      provided in Exhibit K hereto, Tenant's initial monthly installments of Basic Rent shall be $12,680.63 per month, subject to adjustment as provided in the Lease.

Additional Rent:      Collectively, the following amounts, subject to adjustment as provided in the Lease:

                      Chiller/Condenser Rent:        $   0    per month
                                                      ------
                      Conduit Rent:                  $   0    per diameter inch
                                                      ------  per month

                      Generator Rent:                $   0    per month
                                                      ------
                      Meet-Me Room Rent:             $   0    per month
                                                      ------
                      Transmission Equipment Rent:   $   0    per month
                                                       ------

Security Deposit:     $12,680.63

Rent: Basic Rent, Additional Rent, Tenant's Proportionate Share of Operating Costs and all other sums that Tenant may owe to Landlord or otherwise be required to pay under the Lease.

Permitted Use:        General office use and the operation of telecommunications equipment and facilities.

Tenant's
Proportionate
Share: 5.00%, which is the percentage obtained by dividing (a) the 6,763 rentable square feet in the Premises by (b) the 135,189 rentable square feet in the Building. Landlord and Tenant stipulate that the number of rentable square feet in the Premises and in the Building set forth above shall be binding upon them.

Initial
Liability
Insurance Amount:    $3,000,000.

Tenant's     For all Notices:
Address:     Advanced Telecommunications, Inc.
             730 Second Avenue South, Suite 1200
             Minneapolis, MN 55402
             Attention: Satish Tiwari
             Telephone: 612-519-4669
             Telecopy: 612-376-4414

Landlord's   For all Notices
Address:     Denver FDS, L.P.
             c/o Duggan Realty Advisors, L.L.C.
             15770 Denver Parkway, Suite 850
             Dallas, Texas 75248
             Attention: James F. Duggan
             Telephone: 972-980-9686
             Telecopy: 972-980-9705

The foregoing Basic Lease Information is incorporated into and made a part of the Lease identified above. If any conflict exists between any Basic Lease Information and the Lease, then the Lease shall control.

LANDLORD:                         DENVER FDS, L.P., a Texas limited partnership

                                  By:   FDS Realty Partners, L.L.C., a Texas
                                        limited liability company, as general
                                        partner


                                  By: /s/ James F. Duggan
                                     -------------------------------------------
                                  Name: James F. Duggan
                                  Title: Manager

TENANT: ADVANCED TELECOMMUNICATIONS, INC., a Delaware corporation


                                  By: /s/ Satish Tiwari
                                     -------------------------------------------
                                  Name: Satish Tiwari
                                  Title: Vice President

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

1.  Definitions and Basic Provisions .....................................     1

2.  Lease Grant ..........................................................     1

3.  Term .................................................................     1

4.  Rent .................................................................     1
    (a) Payment ..........................................................     1
    (b) Adjustments to Basic Rent and Additional Rent ....................     1
    (c) Operating Costs; Taxes; Electrical Costs .........................     2

5.  Delinquent Payment; Handling Charges .................................     4

6.  Security Deposit .....................................................     4

7.  Services .............................................................     4
    (a) Landlord's Obligations ...........................................     4
    (b) Electrical Service ...............................................     4
    (c) Janitorial Services ..............................................     5
    (d) Restoration of Services; Abatement ...............................     5

8.  Improvements; Alterations; Repairs; Maintenance ......................     5
    (a) Improvements; Alterations ........................................     5
    (b) Repairs; Maintenance .............................................     5
    (c) Performance of Work ..............................................     6
    (d) Mechanic's Liens .................................................     6

9.  Tenant's Equipment

    (a) Approval by Landlord .............................................     6
    (b) Generator
    (c) HVAC, Chillers, and Condensing Units .............................     7
    (d) Transmission Equipment ...........................................     7
    (e) Installation and Maintenance .....................................     7
    (f) Conduits and Infrastructure ......................................     8
    (g) Non-Interference .................................................     8
    (h) Indemnity ........................................................     8
    (i) Governmental Notices .............................................     8
    (j) Relocation .......................................................     8

10. Use ..................................................................     8

11. Interconnection Rights ...............................................     9

12. Co-Location ..........................................................     9

13. Assignment and Subletting ............................................     9

    (a) Transfers .......................................................      9
    (b) Consent Standards ...............................................      9
    (c) Request for Consent .............................................     10
    (d) Conditions to Consent ...........................................     10
    (e) Cancellation ....................................................     10
    (f) Additional Compensation .........................................     10
    (g) Permitted Transfers .............................................     10

14. Insurance; Waivers; Subrogation; Indemnity ..........................     11
    (a) Insurance .......................................................     11
    (b) Waiver of Negligence; No Subrogation ............................     11
    (c) Indemnity .......................................................     12

15. Subordination; Attornment; Notice to Landlord's Mortgagee ...........     12
    (a) Subordination ...................................................     12
    (b) Attornment ......................................................     12
    (c) Notice to Landlord's Mortgagee ..................................     12
    (d) Landlord's Mortgagee's Protection Provisions ....................     12

16. Rules and Regulations ...............................................     13

17. Condemnation ........................................................     13
    (a) Total Taking ....................................................     13
    (b) Partial Taking - Tenant's Rights ................................     13
    (c) Partial Taking - Landlord's Rights ..............................     13
    (d) Award

18. Fire or Other Casualty ..............................................     13
    (a) Repair Estimates ................................................     13
    (b) Landlord's and Tenant's Rights ..................................     14
    (c) Landlord's Rights ...............................................     14
    (d) Repair Obligation ...............................................     14

19. Personal Property Taxes .............................................     14

20. Events of Default ...................................................     14

21. Remedies ............................................................     15

22. Payment by Tenant; Non-Waiver .......................................     16
    (a) Payment by Tenant ...............................................     16
    (b) No Waiver .......................................................     16

23. Landlord's Lien .....................................................     16

24. Surrender of Premises ...............................................     16

25. Holding Over ........................................................     17

26. Certain Rights Reserved by Landlord .................................     17

27. Substitution Space...................................................     17

28. Miscellaneous .......................................................     18
    (a) Landlord Transfer ...............................................     18
    (b) Landlord's Liability ............................................     18
    (c) Force Majeure ...................................................     18
    (d) Brokerage .......................................................     18
    (e) Estoppel Certificates ...........................................     18
    (f) Notices .........................................................     18
    (g) Separability ....................................................     18
    (h) Amendments; and Binding Effect ..................................     18
    (i) Quiet Enjoyment .................................................     19
    (j) No Merger .......................................................     19
    (k) No Offer ........................................................     19
    (l) Entire Agreement ................................................     19
    (m) Waiver of Jury Trial ............................................     19
    (n) Governing Law ...................................................     19
    (o) Joint and Several Liability .....................................     19
    (p) Financial Reports ...............................................     19
    (q) Landlord's Fees .................................................     20
    (r) Telecommunications ..............................................     20
    (s) Confidentiality .................................................     20
    (t) Hazardous Materials .............................................     20
    (u) List of Exhibits ................................................     20

29. Other Provisions ....................................................     20

                              LIST OF DEFINED TERMS

                                                                            Page
                                                                            ----

Additional Rent .........................................................      i
Affiliate ...............................................................      1
Basic Lease Information .................................................      1
Basic Rent ..............................................................      i
Building ................................................................      i
Casualty ................................................................     13
Chiller/Condenser Rent ..................................................      i
Collateral ..............................................................     16
Commencement Date .......................................................      i
Conduit Rent ............................................................      i
Damage Notice ...........................................................     13
Event of Default ........................................................     14
GAAP ....................................................................     11
Generator ...............................................................      6
Generator Rent ..........................................................      i
Hazardous Materials .....................................................     20
HVAC ....................................................................      4
including ...............................................................      1
Initial Conduits ........................................................      8
Interconnection Equipment ...............................................      9
Land ....................................................................      i
Landlord ................................................................      1
Landlord's Mortgagee ....................................................     12
Law .....................................................................      1
Laws ....................................................................      1
Lease ...................................................................      1
Lease Date ..............................................................      i
Lease Year ..............................................................      2
Legal Requirements ......................................................      6
Lines ...................................................................      8
Loss ....................................................................     11
Meet-Me Room ............................................................      9
Meet-Me Room Rent .......................................................      i
Operating Costs .........................................................      2
Operating Costs Statement ...............................................      3
Permitted Transfer ......................................................     10
Permitted Transferee ....................................................     10
Permitted Use ...........................................................      i
Premises ................................................................      i
Project .................................................................      i
Punchlist Items .........................................................    E-1
Rent ....................................................................      i
Security Deposit ........................................................      i
Taking ..................................................................     13
Tangible Net Worth ......................................................     11
Taxes ...................................................................      3
Tenant ..................................................................      1

Tenant Delay Day .......................................................     D-2
Tenant Party ...........................................................       1
Tenant's Architect .....................................................     D-1
Tenant's Equipment .....................................................       6
Tenant's Proportionate Share ...........................................       1
Term ...................................................................       1
Total Construction Costs ...............................................     D-2
Transfer ...............................................................       9
Transmission Equipment .................................................       7
Transmission Equipment Rent ............................................       i
UCC ....................................................................      16
Work ...................................................................     D-1
Working Drawings .......................................................     D-1

                                      LEASE

      This Lease Agreement (this "Lease") is entered into as of November ___, 1999, between DENVER FDS, L.P., a Texas limited partnership ("Landlord"), and ADVANCED TELECOMMUNICATIONS, INC., a Delaware corporation ("Tenant").

      1. Definitions and Basic Provisions. The definitions and basic provisions set forth in the Basic Lease Information (the "Basic Lease Information") executed by Landlord and Tenant contemporaneously herewith are incorporated herein by reference for all purposes. Additionally, the following terms shall have the following meanings when used in this Lease: "Laws" means all federal, state, and local laws, ordinances, rules and regulations, all court orders, governmental directives, and governmental orders, and all interpretations of the foregoing, and all restrictive covenants affecting the Project, and "Law shall mean any of the foregoing; "Affiliate" means any person or entity which, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the party in question; "Tenant Party" means any of the following persons: Tenant; any assignees claiming by, through, or under Tenant; any subtenants claiming by, through, or under Tenant; and any of their respective agents, contractors, employees, and invitees; and "including" means including, without limitation.

      2. Lease Grant. Subject to the terms of this Lease, Landlord leases to Tenant, and Tenant leases from Landlord, the Premises.

      3. Term. If the Premises are not ready for occupancy by Tenant and Landlord is unable to tender possession of the Premises to Tenant by the Commencement Date, then (a) Tenant's obligation to pay Basic Rent, Additional Rent (defined below) and Operating Costs (defined below) shall be waived until the date on which Landlord tenders possession of the Premises to Tenant (which date will then be defined as the Commencement Date), (b) Landlord shall not be in default hereunder or be liable for damages therefor, and (c) Tenant shall accept possession of the Premises when Landlord tenders possession thereof to Tenant. By occupying the Premises, Tenant shall be deemed to have accepted the Premises in their condition as of the date of such occupancy, subject to the performance of punch-list items that remain to be performed by Landlord, if any. Tenant shall execute and deliver to Landlord, within ten days after Landlord has requested the same, an amendment substantially in the form of Exhibit E hereto confirming (1) the Commencement Date and the expiration date of the initial Term, (2) that Tenant has accepted the Premises, and (3) that Landlord has performed all of its obligations with respect to the Premises (except for punch-list items specified in such letter).

      4. Rent.

            (a) Payment. Tenant shall timely pay to Landlord Rent, without deduction or set off, at Landlord's address provided for in this Lease or as otherwise specified by Landlord and shall be accompanied by all applicable state and local sales or use taxes. Basic Rent, adjusted as herein provided, shall be payable monthly in advance. Tenant's obligation to pay Basic Rent, Additional Rent and Tenant's Proportionate Share of Operating Costs shall be abated for the first three months of the Term. The first monthly installment of Basic Rent (i.e., the fourth month of the Term) shall be payable contemporaneously with the execution of this Lease; thereafter, Basic Rent shall be payable on the first day of each month beginning on the first day of the fifth full calendar month of the Term. The monthly Basic Rent for any partial month at the beginning of the Term shall equal the product of 1/365 of the annual Basic Rent in effect during the partial month and the number of days in the partial month from and after the Commencement Date, and shall be due on the Commencement Date. Tenant shall pay Additional Rent at the same time and in the same manner as Basic Rent

            (b) Adjustments to Basic Rent and Additional Rent. Beginning on the first day of the second Lease Year (defined herein) and again on the first day of each succeeding Lease Year thereafter, the monthly Basic Rent and Additional Rent shall be increased to an amount equal to the product of (1) 103% times (2) the monthly Basic Rent and Additional
Rent last payable hereunder for the immediately preceding Lease Year. As used herein, the "Lease Year" means each successive 12-month period beginning on the Commencement Date (and if the Commencement Date does not occur on the first day of a calendar month, the first Lease Year shall also include the period from the Commencement Date to the first day of the next calendar month).

            (c) Operating Costs; Taxes; Electrical Costs.

                  (1) Tenant shall pay Tenant's Proportionate Share of Operating Costs (defined herein) during each calendar year of the Term. If the Term begins on a day other than the first day of a calendar year or ends on a day other than the last day of a calendar year, then, for purposes of determining Tenant's obligations under this Section 4.(c), the Operating Costs for such year shall be determined by multiplying the aggregate Operating Costs for the entire year in question by a fraction whose numerator is the number of days in the Term falling within such year and whose denominator is the number of days in such year, and Tenant shall pay Tenant's Proportionate Share thereof. Landlord may make a good faith estimate of the Operating Costs to be due by Tenant for any calendar year or part thereof during the Term, and Tenant shall pay to Landlord, on the first day of each calendar month thereafter, an amount equal to the estimated Operating Costs for such calendar year or part thereof divided by the number of months therein. From time to time, Landlord may estimate and re-estimate the Operating Costs to be due by Tenant and deliver a copy of the estimate or re-estimate to Tenant. Thereafter; the monthly installments of Operating Costs payable by Tenant shall be appropriately adjusted in accordance with the estimations so that, by the end of the calendar year in question, Tenant shall have paid all of the Operating Costs as estimated by Landlord. Any amounts paid based on such an estimate shall be subject to adjustment as herein provided when actual Operating Costs are available for each calendar year.

                  (2) The term "Operating Costs" shall mean all expenses and disbursements (subject to the limitations set forth below) that Landlord incurs in connection with the ownership, operation, and maintenance of the common areas of the Project, determined in accordance with sound accounting principles consistently applied, including, but not limited to, the following costs:

                              (A) wages and salaries (including management fees)
                  of all employees engaged in the operation, maintenance, and security of the Project, including taxes, insurance and benefits relating thereto;

                              (B) all supplies and materials used in the
                  operation, maintenance, repair, replacement, and security of the Project;

                              (C) costs for improvements made to the Project
                  which, although capital in nature, are expected to reduce the normal operating costs (including all utility costs) of the Project, as well as capital improvements made in order to comply with any law hereafter promulgated by any governmental authority, as amortized over the useful economic life of such improvements as determined by Landlord in its reasonable discretion;

                              (D) cost of all utilities, including fuel, gas,
                  electricity (except electrical costs reimbursed to Landlord by the Building's tenants, other than pursuant to a provision similar to this Section 4.(c)), water, sewer, telephone and other services;

                              (E) insurance expenses;

                              (F) all taxes, assessments, and governmental
                  charges whether federal, state, county or municipal, and whether they be by taxing districts or authorities presently taxing or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Project (or its operation) (collectively, "Taxes"), excluding, however, penalties and interest thereon and federal and state taxes on income; if the present method of taxation changes so that in lieu of the whole or any part of any Taxes, there is levied on Landlord a capital tax directly on the rents received therefrom or a franchise tax, assessment, or charge based, in whole or in part, upon such rents for the Project, then all such taxes, assessments, or charges, or the part thereof so based, shall be deemed to be included within the term "Taxes" for purposes hereof. Taxes shall include the costs of consultants retained in a effort to lower taxes and all costs incurred in disputing any taxes or in seeking to lower the tax valuation of the Project. For property tax purposes, Tenant waives all rights under applicable Law to protest or appeal the appraised value of the Project or any part thereof; and to receive notices of reappraisement;

                              (G) fair market rental and other costs with
                  respect to the management office for the Building;

                              (H) repairs, replacements, and general maintenance
                  of the Building, including janitorial services (with respect to common areas only);

                              (I) service or maintenance contracts with
                  independent contractors for the operation, maintenance, repair, replacement, or security of the Building (including, without limitation, alarm service, window cleaning, and elevator maintenance); and

                              (J) costs of professional services rendered for
                  the general benefit of the Project

                  Operating Costs shall not include costs for (i) capital improvements made to the Project, other than capital improvements described in Section 4.(c)(2)(C) and except for items which are generally considered maintenance and repair items, such as painting of common areas, replacement of carpet in elevator lobbies, and the like; (ii) repair, replacements and general maintenance paid by proceeds of insurance or by Tenant or other third parties; (iii) interest, amortization or other payments on loans to Landlord; (iv) depreciation; (v) leasing commissions;
      (vi) legal expenses for services, other than those that benefit the Building tenants generally (e.g., tax disputes); (vii) renovating or otherwise improving space for occupants of the Building or vacant space in the Building; and (viii) federal income taxes imposed on or measured by the income of Landlord from the operation of the Project

                  (3) By April 1 of each calendar year, or as soon thereafter as practicable, landlord shall finish to Tenant a statement of Operating Costs for the previous year, adjusted as provided in Section 4.(c)(4) (the "Operating Costs Statement"). If the Operating Costs Statement reveals that Tenant paid more for Operating Costs than the actual amount of Tenant's Proportionate Share thereof for the year for which such statement was prepared, Landlord shall promptly credit or reimburse Tenant for such excess; likewise, if Tenant paid less than Tenant Proportionate Share of Operating Costs, then Tenant shall pay Landlord such deficiency within 30 days after delivery of the Operating Costs Statement in question.

                  (4) With respect to any calendar year or partial calendar year in which the Building is not occupied to the extent of 100% of the rentable area thereof; the Operating Costs for such period shall, for the purposes hereof be increased to the amount which would have been incurred had the Building been occupied to the extent of 100% of the rentable area thereof.

      5. Delinquent Payment; Handling Charges. All past due payments required of Tenant hereunder shall bear interest from the date due until paid at the lesser of eighteen percent per annum or the maximum lawful rate of interest; additionally, Landlord, in addition to all other rights and remedies available to it, may charge Tenant a fee equal to 5% of the delinquent payment to reimburse Landlord for its cost and inconvenience incurred as a consequence of Tenant's delinquency. In no event, however, shall the charges permitted under this Section 5 or elsewhere in this Lease, to the extent they are considered to be interest under applicable Law, exceed the maximum lawful rate of interest.

      6. Security Deposit. Contemporaneously with the execution of this Lease, Tenant shall pay to Landlord the Security Deposit, which shall be held by Landlord to secure Tenant's performance of its obligations under this Lease. The Security Deposit is not an advance payment of Rent or a measure or limit of Landlord's damages upon an Event of Default (defined in Section 20). Landlord may, from time to time following an Event of Default and without prejudice to any other remedy, use all or a part of the Security Deposit to perform any obligation Tenant fails to perform hereunder. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. Provided that Tenant has performed all of its obligations hereunder, Landlord shall, within 30 days after the Term ends, return to Tenant the portion of the Security Deposit which was not applied to satisfy Tenant's obligations. The Security Deposit may be commingled with other funds, and no interest shall be paid thereon. If Landlord transfers its interest in the Premises and the transferee assumes Landlord's obligations under this Lease, then Landlord may assign the Security Deposit to the transferee and Landlord thereafter shall have no further liability for the return of the Security Deposit.

      7. Services.

          (a) Landlord's Obligations. Landlord shall use all reasonable efforts to finish to Tenant (1) water at those points of supply provided for general use of tenants of the Building in the common areas thereof; (2) heated and refrigerated air conditioning ("HVAC") as appropriate to the common areas of the Building, at such temperatures and in such amounts as are standard for comparable buildings in the vicinity of the Building; (3) janitorial service to the common areas of the Building on weekdays, other than holidays, for Building-standard installations and such window washing as may from time to time be reasonably required; and (4) elevator(s) for ingress and egress to the floor on which the Premises are located, in common with other tenants, provided that Landlord may reasonably limit the number of operating elevators during non-business hours and holidays. Landlord shall maintain the common areas of the Building in reasonably good order and condition, except for damage caused by a Tenant Party. If Tenant desires any of the services specified in this Section 7.(a) at any time other than the times herein stated, such services shall be supplied upon the written request of Tenant delivered to Landlord before 3:00 p.m. on the business day preceding such extra usage, and Tenant shall pay to Landlord the cost of such services, plus an administrative fee equal to 15% of the cost thereof, within ten days after Landlord has delivered to Tenant an invoice therefor. The costs incurred by Landlord in providing after-hour HVAC service shall include costs for electricity, water, sewage, water treatment, labor, metering, filtering, and maintenance reasonably allocated by Landlord to providing such service.

          (b) Electrical Service. All electrical power for the Premises and for the operation of Tenant's Equipment (defined herein) shall be provided directly to Tenant from an electrical service provider through a direct utility hookup to the Premises (or through submetering at Landlord's sole discretion) to be furnished, installed and maintained at Tenant's sole expense. Without limiting the generality of the foregoing, Tenant, at its sole cost and expense, shall pay the cost of all equipment, meters, switches, transformers, feeders, risers, and wiring required to provide electrical service to the Premises and Tenant's Equipment (collectively, the

"Electrical Equipment"). Landlord will provide Tenant's electrical service provider reasonable access to the Building to install, at a location therein acceptable to Landlord, the transformer required to furnish electrical service to the Premises. The installation of all Electrical Equipment shall be done only in accordance with plans and specifications that have been previously submitted to and approved by Landlord in writing and shall be subject to the provisions of
Section 8. Whenever Tenant is required to pay the cost of any Electrical Equipment under the foregoing provisions, the cost thereof shall include the cost of installation, operation, use and maintenance of such Electrical Equipment. If electrical service to the Premises or for Tenant's Equipment is submetered, the submeter shall be read by Landlord and Tenant shall pay to Landlord the cost of such electrical service based on rates charged for such service by the utility company furnishing such service, including all fuel adjustment charges, demand charges and taxes. Landlord makes no representation or warranty to Tenant concerning the quantity or availability of electrical power or electrical service to the Premises or for Tenant's Equipment and shall not be liable for any damages (direct or consequential) caused by, and in no event shall Rent abate by reason of, the interruption, insufficiency, unavailability or discontinuance of such electric service.

          (c) Janitorial Services. Notwithstanding any contrary provision herein, Tenant, at its sole expense, shall provide its own janitorial services to the Premises (including trash removal) and shall maintain the Premises in a clean, safe and operable condition as required by Section 8.(b). If Tenant fails to provide janitorial services to the Premises in compliance with the foregoing, Landlord, in addition to any other rights and remedies available to it, may provide such janitorial services, and Tenant shall pay to Landlord the cost thereof, plus an administrative fee equal to 15% of such cost, within ten days after Landlord delivers to Tenant an invoice therefor.

          (d) Restoration of Services; Abatement. Landlord shall use reasonable efforts to restore any service required of it under Section 7.(a) that becomes unavailable; however, such unavailability shall not render Landlord liable for any damages caused thereby, be a constructive eviction of Tenant, constitute a breach of any implied warrant, or, except as provided in the next sentence, entitle Tenant to any abatement of Tenant's obligations hereunder. If, however, Tenant is prevented from using the Premises for more than 25 consecutive business days because of the unavailability of any such service and such unavailability was not caused by a Tenant Party, then Tenant shall, as its exclusive remedy he entitled to a reasonable abatement of Rent for each consecutive day (after such 25-day period) that Tenant is so prevented from using the Premises. Landlord shall have no obligation to restore any electrical service that becomes unavailable to the Premises and such unavailability shall not render Landlord liable for any damages caused thereby, be a constructive eviction of Tenant, constitute a breach of any implied warranty or entitle Tenant to any abatement of Tenant's obligations hereunder unless caused by Landlord's gross negligence or willful misconduct.

     8. Improvements; Alterations; Repairs; Maintenance.

          (a) Improvements; Alterations. Improvements to the Premises shall be installed at Tenant's expense only in accordance with plans and specifications which have been previously submitted to and approved in writing by Landlord. No alterations or physical additions in or to the Premises may be made without Landlord's prior written consent, which shall not be unreasonably withheld or delayed; however, Landlord may withhold its consent to any alteration or addition that would affect the Building's structure or its HVAC, plumbing electrical, or mechanical systems. Tenant shall not paint or install lighting or decorations, signs, window or door lettering, or advertising media of any type on or about the Premises without the prior written consent of Landlord, which shall not be unreasonably withheld or delayed; however, Landlord may withhold its consent to any such painting or installation which would affect the appearance of the exterior of the Building or of any common areas of the Building. All alterations, additions, and improvements shall be constructed, maintained, and used by Tenant, at its risk and expense, in accordance with all Laws; Landlord's approval of the plans and specifications therefor shall not be a representation by Landlord that such alterations, additions, or improvements comply with any Law.

          (b) Repairs; Maintenance. Tenant shall maintain the Premises in a clean, safe, and operable condition, and shall not permit or allow remaining any waste or damage to any portion of the Premises. Tenant shall repair or replace, subject to Landlord's direction and supervision, any damage to the Building caused by a Tenant Party. If Tenant fails to make such repairs or replacements within 15 days after the occurrence of such damage, then Landlord may make the same at Tenant's cost. If any such damage occurs outside of the Premises, then Landlord may elect to repair such damage at Tenant's expense, rather than having Tenant repair such damage. The cost of all repair or replacement work performed by Landlord under this Section 8 shall be paid by Tenant to Landlord within ten days after Landlord has invoiced Tenant therefor.

          (c) Performance of Work. All work described in this Section 8 shall be performed only by Landlord or by contractors and subcontractors approved in writing by Landlord. Tenant shall cause all contractors and subcontractors to procure and maintain insurance coverage naming Landlord, Landlord's agents and their respective Affiliates, as additional insureds against such risks, in such amounts, and with such companies as Landlord may reasonably require. All such work shall be performed in accordance with all Laws and in a good and workmanlike manner so as not to damage the Building (including the Premises, the structural elements, and the plumbing, electrical lines, or other utility transmission facility). All such work which may affect the Building's HVAC, electrical, plumbing other mechanical systems, or structural elements must be approved by the Building's engineer of record, at Tenant's expense and, at Landlord's election, must be performed by Landlord's usual contractor for such work.

          (d) Mechanic's Liens. Tenant shall not permit any mechanic's liens to be filed against the Premises or the Project for any work performed, materials furnished, or obligation incurred by or at the request of Tenant. If such a lien is filed, then Tenant shall, within ten days after Landlord has delivered notice of the filing thereof to Tenant, either pay the amount of the lien or diligently contest such lien and deliver to Landlord a bond or other security reasonably satisfactory to Landlord, If Tenant fails to timely take either such action, then Landlord may pay the lien claim, and any amounts so paid, including expenses and interest, shall be paid by Tenant to Landlord within ten days after Landlord has invoiced Tenant therefor.

     9. Tenant's Equipment.

          (a) Approval by Landlord. Tenant shall, at its sole cost and expense, provide to Landlord for its prior written approval, detailed plans and specifications for the installation by Tenant within and outside the Premises of all communications switching equipment and associated ancillary equipment used in Tenant's business operations, including the Generator (defined below), the Transmission Equipment (defined below), HVAC equipment, chillers and condensing units, and all conduits installed by or for Tenant as described below (collectively, "Tenant's Equipment").

          (b) Generator. Subject to the provisions of Section 8 and Tenant's payment of Generator Rent, Tenant may (1) install, operate, and maintain one generator within the Project (in the area described in the next sentence) for Tenant's business operations for emergency back-up purposes, which generator will require either a propane, diesel or natural gas fuel system, as more particularly described in Tenant's plans and specifications, and (2) store fuel on the Premises or elsewhere within the Project (as described below), in such amounts as Tenant reasonably determines necessary for Tenant's generator (the "Generator," which defined term shall also refer to all related equipment including the Generator Fuel Tanks, as defined below). The Generator shall be installed at a location on the roof over the third floor of the Building reasonably acceptable to Landlord within the area shown on Exhibit A-2, provided that the installation, maintenance, use, and operation thereof complies with all Laws, and Tenant receives all approvals, consents, and permits required under applicable Law before the installation, maintenance, use, and operation thereof. To the extent that any permits or registrations are required for the installation or operation of the Generator, they shall be obtained by Tenant in Tenant's name. The fuel for the Generator shall be stored in tank located above ground in the portion of the Premises located in the basement of the Building (the "Generator Fuel Tank"). Tenant may lease from Landlord an additional 1,392 rentable square feet in the basement of the Building (the "Expansion Space") at a location reasonably acceptable to Tenant and Landlord for the purpose of installing its Generator Fuel Tank. If Tenant timely exercises its option to lease the Expansion Space, then (a) possession of the Expansion Space shall be delivered to Tenant in an "AS-IS" condition on the earlier of five business days after Tenant's written election to lease the Expansion Space or the date on which Tenant occupies the Expansion Space with Landlord's prior written consent, and (b) Tenant and Landlord shall execute an amendment to this Lease including the Expansion Space in the Premises on the same terms as this Lease, except as follows: (1) the rentable square feet of the Premises shall be increased by the rentable square feet in the Expansion Space;
(2) the per rentable square foot Basic Rent for the Expansion Space shall be equal to $22.50 per rentable square foot per year; and (3) Landlord shall not provide to Tenant any allowances (e.g. moving allowance, construction allowance, and the like) or other tenant inducements. Before beginning the installation of the Generator, Tenant shall deliver to Landlord final plans and specifications therefor prepared by an engineer reasonably approved by Landlord and setting forth in detail the design, location, size, and method of installation (including without limitation, separation walls, interstitial monitoring and ventilation system) for Landlord's review and approval, with approval shall not be unreasonably withheld, conditioned or delayed, together with evidence reasonably satisfactory to Landlord of compliance thereof with all Laws. Copies of such final plans and specifications shall be initialed by Landlord (unless deemed approved) and by Tenant, and promptly attached to and incorporated into this Lease by reference in place of Exhibit A-2. Landlord's approval of any such plans and specifications shall not constitute a representation or warranty by Landlord that such plans and specifications comply with all Laws; such compliance shall be the sole responsibility of Tenant. The Generator shall be installed and screened in a manner acceptable to Landlord, and no underground storage tanks may be installed or used in connection therewith. Upon reasonable approval of the plans and specifications therefor and the location thereof, Tenant may install the Generator provided that such work is coordinated with Landlord and is performed in a good and workmanlike manner, in accordance with all Laws and the plans and specifications therefor and in a manner so as not to damage the Building or materially interfere with the use of any portion of the Building while such installation is taking place; thereafter, Tenant shall use, maintain, and operate the Generator in a good, clean, and safe condition and in accordance with all Laws. Provided no Event of Default exists, Tenant may remove the Generator at any time during the Term, and shall remove the Generator at the end of the Term as provided in Section 24. Tenant shall repair all damage caused by the installation, use, maintenance, operation, or removal of the Generator and, upon its removal, restore the portion of the Building grounds where it was located to its condition immediately before the installation thereof, normal wear and tear and damage by casualty excepted. If Tenant fails to repair such damage and restore such Building grounds within 30 days after Landlord's request, Landlord may perform such work, and Tenant shall pay to Landlord all reasonable costs incurred in connection therewith within 30 days after Landlord's written request therefor. Tenant shall properly fuel and immediately remove from the area surrounding the Generator any spills or other leaks of fluid from the Generator. Additionally, Tenant shall ensure that the Generator is properly exhausted at all times so no odors emanate therefrom. The Generator shall be installed, used, maintained, operated, and removed at Tenant's risk and expense. All testing of the Generator shall be performed after normal business hours and must be coordinated with Landlord.

          (c) HVAC, Chillers, and Condensing Units. Subject to the provisions of
Section 8 and Tenant's payment of Chiller/Condenser Rent, Tenant shall have the right to install and maintain, at Tenant's sole cost and expense, supplemental HVAC equipment in the Premises ("Tenant's HVAC Equipment") ad chillers, dry coolers and/or condensing units (collectively, the "Cooling Equipment) and upon the roof of the Building at a location reasonably acceptable to Landlord within the area shown on Exhibit A-3, and shall have a route reasonably acceptable to Landlord for glycol or similar piping from Tenant's HVAC Equipment to the Cooling Equipment Copies of the final plans and specifications evidencing the specific location within the area shown on Exhibit A-3 shall be initialed by Landlord (unless deemed approved) and by Tenant, and promptly attached to and incorporated into this Lease by reference in place of Exhibit A-3. Tenant shall comply with all Laws in connection with the installation, maintenance, use and operation of Tenant's HVAC equipment and the Cooling Equipment.

          (d) Transmission Equipment. Subject to the provisions of Section 8 and Tenant's payment of Transmission Equipment Rent, Tenant shall have the right at its sole cost and expense, to install and maintain an antenna, satellite dish and/or other transmission facilities, including all related wiring (the "Transmission Equipment) at a location on the Building acceptable to Landlord. Tenant shall comply with all Legal Requirements applicable to the installation, operation, use and maintenance of the Transmission Equipment and rules and regulations of the Building. Tenant, at its sole cost and expense, shall obtain and maintain all necessary permits and licenses required for the installation, operation and maintenance of the Transmission Equipment. Tenant shall maintain the Transmission Equipment in a manner so as not to interfere with the Building's operations or the operations of any other tenant or occupant of the Building or any other person providing services to or in connection with the Building or its occupants.

          (e) Installation and Maintenance. Tenant shall, at its sole expense and risk, install Tenant's Equipment in a good and workmanlike manner in compliance with plans and specifications therefor approved by Landlord and all Legal Requirements and Section 8. Tenant shall be solely responsible for the adequacy and safety of the installation, operation, maintenance, repair and removal of Tenant's Equipment. Tenant shall be solely liable for any damage or injury arising out of the installation, operation, maintenance, repair and removal of Tenant's Equipment; including any damage to the Premises, the Project or any property of other tenants or occupants of the Building. Tenant shall pay to Landlord on demand the cost of repairing any damage to the Project caused by such installation, operation, maintenance, repair or removal of Tenant's Equipment, and all costs incurred by Landlord in reviewing and inspecting the installation and operation of Tenant's Equipment, including the costs and fees of any consulting engineers, roofers, or other contractors hired by Landlord for such purpose.

          (f) Conduits and Infrastructure. Subject to the provisions of Section 8 and Tenant's payment of Conduit Rent, Tenant shall have the right, at its sole cost and expense, as part of its installation of Tenant's Equipment and the Initial Improvements, to upgrade the Building's infrastructure, including fire suppression system, electrical, water and telecommunications conduits. Subject to the provisions of Section 8, Tenant (1) may install a reasonable number of conduits as shown and described in Tenant's plans and specifications from the Premises to the Meet-Me Room (defined below), the Generator and the Building electrical room, which will be installed by Tenant at Tenant's sole cost and expense in a good and workmanlike manner and in compliance with applicable Laws,
(2) may install pipe chases from the basement of the Building to the southwest corner of the roof above the third floor of the Building for the supply and return of fuel lines from the Generator Fuel Tank to the Generator, and (3) may, at Tenant's sole cost and expense, install additional conduits for power, four 4" conduits for Tenant's HVAC Equipment, two 4" conduits directly from the Premises to Champa Street and two 4" conduits directly from the Premises to 15th Street but only for use by Tenant in the operation of its business to interconnect with other telecommunications providers, in each case in locations reasonably approved by Landlord (all of the foregoing conduits are herein collectively referred to as the "Initial Conduits"). If Landlord permits Tenant to install or use conduits or equivalent cable runs in excess of the Initial Conduits, Tenant shall pay Conduit Rent equal to the fair market rate, as reasonably determined by Landlord, for each diameter inch that exceeds the Initial Conduits. The foregoing provisions shall apply to all conduits and equivalent cable runs installed and/or used by Tenant, including those for interconnection rights under Section 11 and for Tenant's Equipment and Electrical Equipment that exceeds the Initial Conduits. The Initial Conduits and any other conduits and cable runs that Tenant is permitted to install or use under the foregoing provisions are herein collectively referred to as "Tenant's Conduits." Landlord shall have no liability for damages arising from, and Landlord does not warrant that Tenant's use of any communications or computer wires, cables and related devices (collectively, the "Lines") in or serving the Premises will be free from any (A) eavesdropping or wiretapping by unauthorized parties, provided that Landlord shall not have authorized or permitted such acts unless required by Law, (B) failure of any Lines to satisfy Tenant's requirements, or (C) shortages, failures, variations, interruptions, disconnections, loss or damage caused by the installation, operation, maintenance, repair or removal of the Lines by or for other tenants or occupants of the Building except to the extent caused by Landlord's gross negligence or willful misconduct.

          (g) Non-Interference. Tenant shall operate Tenant's Equipment in such a manner as not to interfere with the maintenance or operation of the Building including the Building's HVAC, plumbing, electrical or mechanical systems or the operation of any existing radio or telecommunications equipment operated on or from the Building In the event of any such interference, Tenant shall suspend operation of Tenant's Equipment within 24 hours after written notice thereof from Landlord and shall not resume operation of Tenant's Equipment until such operation is in strict compliance with the foregoing requirements.

          (h) Indemnity. Tenant's indemnification obligations under Section 14.(c) shall also apply to any Loss arising from Tenant's installation, operation, maintenance, repair or removal of Tenant's Equipment.

          (i) Governmental Notices. Tenant shall promptly provide Landlord copies of any notices, demands or directives received by Tenant from any governmental authority or insurance carrier in connection with the installation, operation, maintenance, repair or removal of Tenant's Equipment, and Tenant shall promptly comply with all such notices, demands and directives at its sole cost and expense. Such cost shall include all equipment and transport related to the equipment.

          (j) Relocation. Notwithstanding any contrary provision herein, Landlord shall have the right, at its option and sole cost, upon not less than 60 days prior written notice to Tenant, to relocate any of Tenant's Equipment to such other location or locations within the Project as Landlord may designate. Tenant shall cooperate with Landlord to enable Landlord to accomplish any such relocation.

     10. Use. Tenant shall occupy and use the Premises only for the Permitted Use and shall comply with all Laws relating to the use, condition, access to, and occupancy of the Premises. The population density within the Premises as a whole shall at no time exceed one person for each 300 rentable square feet in the Premises. The Premises shall not be used for any use which is disreputable, creates extraordinary fire hazards, or results in an increased rate of insurance on the Building or its contents, or for the storage of any Hazardous Materials. If, because of a Tenant Party's acts, the rate of insurance on the Building or its contents increases, then such acts shall be an Event of Default, Tenant shall pay to Landlord the amount of such increase on demand, and acceptance of such payment shall not waive any of Landlord's other rights. Tenant shall conduct its business and control each other Tenant Party so as not to create any nuisance or unreasonably interfere with other tenants or Landlord in its management of the Building.

     11. Interconnection Rights. Landlord acknowledges that the nature of Tenant's business may require it to interconnect with other telecommunications companies that may also be located in the Building. To facilitate such interconnection and subject to the payment of Conduit Rent and Meet-Me Room Rent, Landlord agrees that it will make available to Tenant space for Tenant to install and maintain, at its sole expense, one relay rack; cage or cabinet in the conduit room for the Building (the "Meet-Me Room"). The location, size and configuration of space available to Tenant in the Meet-Me Room shall be determined by Landlord in its sole discretion and which is reasonably acceptable to Tenant. Subject to the payment of Conduit Rent and Meet-Me Room Rent and Landlord's prior written approval, Tenant may (1) install, maintain and use cables, conduits, wires, cable ducts, telephone closets and ladder racks for the conduct of its business between the Premises and other parts of the Building and
(2) directly connect to, interface with, or otherwise attach to the lines and facilities of the public utilities finishing electrical or telephone services to the Building, for additional electrical energy and telephone connections to the Premises. The cost of installation, operation, use and maintenance of the foregoing modifications or improvements (including telecommunications cabinets, relays, and cages) shall be borne solely by Tenant. All modifications or improvements just described are herein collectively referred to as the "Interconnection Equipment." Tenant, at its sole cost and expense, shall comply with all Legal Requirements relating to the installation, operation, maintenance, repair or removal of the Interconnection Equipment. Tenant's indemnification obligations under Section 14.(c) shall also apply to any Loss arising from Tenant's installation, operation, maintenance, repair or removal of the Interconnection Equipment.

     12. Co-Location. Landlord acknowledges that Tenant's business to be conducted in the Premises may require the installation in the Premises of certain communications equipment by certain licensees and customers of Tenant to permit such customers to interconnect with Tenant's equipment or to permit Tenant to manage or operate such customers' equipment, or otherwise as may be required pursuant to applicable Law. Notwithstanding any contrary provision herein, Tenant shall not enter into any sublease, license agreement, co-location agreement or similar agreement without first obtaining Landlord's written consent, which shall not be unreasonably withheld.

     13. Assignment and Subletting.

          (a) Transfers. Except as provided in Section 13.(g), Tenant shall not, without the prior written consent of Landlord, (1) assign, transfer, or encumber this Lease or any estate or interest herein, whether directly or by operation of law, (2) permit any other entity to become Tenant hereunder by merger, consolidation, or other reorganization, (3) if Tenant is an entity other than a corporation whose stock is publicly traded, permit the transfer of an ownership interest in Tenant so as to result in a change in the current control of Tenant,
(4) sublet any portion of the Premises, (5) grant any license, concession, or other right of occupancy of any portion of the Premises, or (6) permit the use of the Premises by any parties other than Tenant (any of the events listed in Section 13.(a)(l) through 13.(a)(6) being a "Transfer").

          (b) Consent Standards. Landlord shall not unreasonably withhold its consent to any assignment or subletting of the Premises, provided that the proposed transferee (1) is creditworthy, (2) has a good reputation in the business community, (3) will use the Premises for the Permitted Use (thus, excluding, without limitation, uses for credit processing and telemarketing) and will not use the Premises in any manner that would conflict with any exclusive use agreement or other similar agreement entered into by Landlord with any other tenant of the Building (4) is not a governmental entity, or subdivision or agency thereof, and (5) is not another occupant of the Building or person or entity with whom Landlord is negotiating to lease space in the Building; otherwise, Landlord may withhold its consent in its sole discretion.

          (c) Request for Consent. If Tenant requests Landlord's consent to a Transfer, then Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer, copies of the proposed documentation, and the following information about the proposed transferee: name and address; reasonably satisfactory information about its business and business history; its proposed use of the Premises, banking, financial, and other credit information, and general references sufficient to enable Landlord to determine the proposed transferee's creditworthiness and character. Concurrently with Tenant's notice of any request for consent to a Transfer, Tenant shall pay to Landlord a fee of $750 to defray Landlord's expenses in reviewing such request, and Tenant shall also reimburse Landlord immediately upon request for its reasonable attorneys' fees incurred in connection with considering any request for consent to a Transfer.

          (d) Conditions to Consent. If Landlord consents to a proposed Transfer, then the proposed transferee shall deliver to Landlord a written agreement whereby it expressly assumes Tenant's obligations hereunder; however, any transferee of less than all of the space in the Premises shall be liable only for obligations under this Lease that are properly allocable to the space subject to the Transfer for the period of the Transfer. No Transfer shall release Tenant from its obligations under this Lease, but rather Tenant and its transferee shall be jointly and severally liable therefor. Landlord's consent to any Transfer shall not waive Landlord's rights as to any subsequent Transfers. If an Event of Default occurs while the Premises or any part thereof are subject to a Transfer, then Landlord, in addition to its other remedies, may collect directly from such transferee all rents becoming due to Tenant and apply such rents against Rent. Tenant authorizes its transferees to make payments of rent directly to Landlord upon receipt of notice from Landlord to do so. Tenant shall pay for the cost of any demising walls or other improvements necessitated by a proposed subletting or assignment.

          (e) Cancellation. Landlord may, within 30 days after submission of Tenant's written request for Landlord's consent to an assignment or subletting cancel this Lease as to the portion of the Premises proposed to be sublet or assigned as of the date the proposed Transfer is to be effective, If Landlord cancels this Lease as to any portion of the Premises, then this Lease shall cease for such portion of the Premises and Tenant shall pay to Landlord all Rent accrued through the cancellation date relating to the portion of the Premises covered by the proposed Transfer. Thereafter, Landlord may lease such portion of the Premises to the prospective transferee (or to any other person) without liability to Tenant.

          (f) Additional Compensation. Tenant shall pay to Landlord, immediately upon receipt thereof, the excess of (l) all compensation received by Tenant for a Transfer less the costs reasonably incurred by Tenant with unaffiliated third parties in connection with such Transfer (i.e., brokerage commissions, tenant finish work, and the like) over (2) the Rent allocable to the portion of the Premises covered thereby.

          (g) Permitted Transfers. Notwithstanding Section 13.(a), Tenant may Transfer all or part of its interest in this Lease or all or part of the Premises (a "Permitted Transfer") to the following types of entities (a "Permitted Transferee") without the written consent of Landlord:

                   (1) an Affiliate of Tenant;

                   (2) any corporation, limited partnership, limited liability partnership, limited liability company or other business entity in which or with which Tenant, or its corporate successors or assigns, is merged or consolidated, in accordance with applicable statutory provisions governing merger and consolidation of business entities, so long as (D) Tenant's obligations hereunder are assumed by the entity surviving such merger or created by such consolidation; and (E) the Tangible Net Worth of the surviving or created entity is not less than the Tangible Net Worth of Tenant as of the date hereof; or

                   (3) any corporation, limited partnership, limited liability partnership, limited liability company or other business entity acquiring all or substantially all of Tenant's assets if such entity's Tangible Net Worth after such acquisition is not less than the Tangible Net Worth of Tenant as of the date hereof.

Tenant shall promptly notify Landlord of any such Permitted Transfer. Tenant shall remain liable for the performance of all of the obligations of Tenant hereunder, or if Tenant no longer exists because of a merger, consolidation, or acquisition, the surviving or acquiring entity shall expressly assume in writing the obligations of Tenant hereunder. Additionally, the Permitted Transferee shall comply with all of the terms and conditions of this Lease, including the Permitted Use, and the use of the Premises by the Permitted Transferee may not violate any other agreements affecting the Premises, the Building, Landlord or other tenants of the Building. At least 30 days after the effective date of any Permitted Transfer, Tenant agrees to furnish Landlord with copies of the instrument effecting any of the foregoing Transfers and documentation establishing Tenant's satisfaction of the requirements set forth above applicable to any such Transfer. The occurrence of a Permitted Transfer shall not waive Landlord's rights as to any subsequent Transfers. "Tangible Net Worth" means the excess of total assets over total liabilities, in each case as determined in accordance with generally accepted accounting principles consistently applied ("GAAP"), excluding, however, from the determination of total assets all assets which would be classified as intangible assets under GAAP including without limitation, goodwill, licenses, patents, trademarks, trade names, copyrights, and franchises. Any subsequent Transfer by a Permitted Transferee shall be subject to Landlord's prior written consent (which Landlord may grant or deny in its sole discretion).

     14. Insurance: Waivers: Subrogation; Indemnity.

          (a) Insurance. Tenant shall maintain throughout the Term the following insurance policies: (1) commercial general liability insurance in amounts of $3,000,000 per occurrence or such other amounts as Landlord may from time to time reasonably require, insuring Tenant, Landlord, Landlord's agents and their respective Affiliates against all liability for injury to or death of a person or persons or damage to property arising from the use and occupancy of the Premises and the installation, operation, maintenance, repair or removal of any of Tenant's Equipment, Electrical Equipment, Lines, or Interconnection Equipment, (2) insurance covering the full value of Tenant's property and improvements, and other property (including property of others) in the Premises,
(3) contractual liability insurance sufficient to cover Tenant's indemnity obligations hereunder (but only if such contractual liability insurance is not already included in Tenant's commercial general liability insurance policy), (4) worker's compensation insurance, containing a waiver of subrogation endorsement acceptable to Landlord, and (5) business interruption insurance. Tenant's insurance shall provide primary coverage to Landlord when any policy issued to Landlord provides duplicate or similar coverage, and in such circumstance Landlord's policy will be excess over Tenant's policy. Tenant shall furnish to Landlord certificates of such insurance and such other evidence satisfactory to Landlord of the maintenance of all insurance coverages required hereunder, and Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least 30 days before cancellation or a material change of any such insurance policies. All such insurance policies shall be in form, and issued by companies, reasonably satisfactory to Landlord

          (b) Waiver of Negligence; No Subrogation. Landlord and Tenant each waives any claim it might have against the other for any injury to or death of any person or persons or damage to or theft, destruction, loss, or loss of use of any property (a "Loss"), to the extent the same is insured against under any insurance policy that covers the Building, the Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvements, or business, or, in the case of Tenant's waiver, is required to be insured against under the terms hereof; regardless of whether the negligence of the other party caused such Loss; however, Landlord's waiver shall not include any deductible amounts on insurance policies carried by Landlord. Each party shall cause its insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the other party.

          (c) Indemnity. Subject to Section 14(b), Tenant shall defend, indemnify, and hold harmless Landlord and its representatives and agents from and against all claims, demands, liabilities, causes of action, suits, judgments, damages, and expenses (including attorneys' fees) arising from (1) any Loss arising from any occurrence on the Premises (other than any Loss arising out of a breach of Tenant's obligations under Section 28.(t), which shall be subject to the indemnity in such section) or arising out of the installation, operation, maintenance, repair or removal of any of Tenant's Equipment, Electrical Equipment, Lines or Interconnection Equipment, or (2) Tenant's failure to perform its obligations under this Lease, even though caused or alleged to he caused by the negligence or fault of Landlord or its agents (other than a Loss arising from the sole or gross negligence of Landlord or its agents), and even though any such claim, cause of action, or suit is based upon or alleged to be based upon the strict liability of Landlord or its agents. This indemnity is intended to indemnify Landlord and its agents against the consequences of their own negligence when Landlord or its agents are jointly, comparatively, contributively, or concurrently negligent with Tenant. This indemnity provision shall survive termination or expiration of this Lease. if any proceeding is filed for which indemnity is required hereunder, Tenant agrees, upon request therefor, to defend the indemnified party in such proceeding at its sole cost utilizing counsel satisfactory to the indemnified party.

     15. Subordination; Attornment; Notice to Landlord's Mortgagee.

          (a) Subordination. This Lease shall be subordinate to any deed of trust, mortgage, or other security instrument, or any ground lease, master lease, or primary lease, that now or hereafter covers all or any part of the Premises (the mortgagee under any such mortgage or the lessor under any such lease is referred to herein as a "Landlord's Mortgagee"). Any Landlord's Mortgagee may elect, at any time, unilaterally, to make this Lease superior to its mortgage, ground lease, or other interest in the Premises by so notifying Tenant in writing.

          (b) Attornment. Tenant shall attorn to any party succeeding to Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise, upon such party's request, and shall execute such agreements confining such attornment as such party may reasonably request

          (c) Notice to Landlord's Mortgagee. Tenant shall not seek to enforce any remedy it may have for any default on the part of Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail, to any Landlord's Mortgagee whose address has been given to Tenant, and affording such Landlord's Mortgagee a reasonable opportunity to perform Landlord's obligations hereunder.

          (d) Landlord's Mortgagee's Protection Provisions. If Landlord's Mortgagee shall succeed to the interest of Landlord under this Lease, Landlord's Mortgagee shall not be: (1) liable for any act or omission of any prior lessor (including Landlord); (2) bound by any rent or additional rent or advance rent which Tenant might have paid for more than the current month to any prior lessor (including Landlord), and all such rent shall remain due and owing notwithstanding such advance payment; (3) bound by any security or advance rental deposit made by Tenant which is not delivered or paid over to Landlord's Mortgagee and with respect to which Tenant shall look solely to Landlord for refund or reimbursement; (4) bound by any termination, amendment or modification of this Lease made without Landlord's Mortgagee's consent and written approval, except for those terminations, amendments and modifications permitted to be made by Landlord without Landlord's Mortgagee's consent pursuant to the terms of the loan documents between Landlord and Landlord's Mortgagee; (5) subject to the defenses which Tenant might have against any prior lessor (including Landlord); and (6) subject to the offsets which Tenant might have against any prior lessor (including Landlord) except for those offset rights which (7) are expressly provided in this Lease, (8) relate to periods of time following the acquisition of the Building by Landlord's Mortgagee, and (9) Tenant has provided written notice to Landlord's Mortgagee and provided Landlord's Mortgagee a reasonable opportunity to cure the event giving rise to such offset event. Landlord's Mortgagee shall have no liability or responsibility under or pursuant to the terms of this Lease or otherwise after it ceases to own an interest in the Building. Nothing in this Lease shall be construed to require Landlord's Mortgagee to see to the application of the proceeds of any loan, and Tenant's agreements set forth herein shall not be impaired on account of any modification of the documents evidencing and securing any loan.

     16. Rules and Regulations. Tenant shall comply with the rules and regulations of the Building which are attached hereto as Exhibit C. Landlord may, from time to time, change such rules and regulations for the safety, care, or cleanliness of the Building and related facilities, provided that such changes are applicable to all tenants of the Building and will not unreasonably interfere with Tenant's use of the Premises. Tenant shall be responsible for the compliance with such rules and regulations by each Tenant Party.

     17. Condemnation.

          (a) Total Taking. If the entire Building or Premises are taken by right of eminent domain or conveyed in lieu thereof (a "Taking"), this Lease shall terminate as of the date of the Taking.

          (b) Partial Taking - Tenant's Rights. If any part of the Building becomes subject to a Taking and such Taking will prevent Tenant from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Taking for a period of more than 180 days, then Tenant may terminate this Lease as of the date of such Taking by giving written notice to Landlord within 30 days after the Taking and Rent shall be apportioned as of the date of such Taking. If Tenant does not terminate this Lease then Rent shall be abated on a reasonable basis as to that portion of the Premises rendered untenantable by the Taking.

          (c) Partial Taking - Landlord's Rights. if any material portion, but less than all, of the Building becomes subject to a Taking or if Landlord is required to pay any of the proceeds received for a Taking to a Landlord's Mortgagee, then Landlord may terminate this Lease by delivering written notice thereof to Tenant within 30 days after such Taking and Rent shall be apportioned as of the date of such Taking. if Landlord does not so terminate this Lease, then this Lease will continue, but if any portion of the Premises has been taken, Rent shall abate as provided in the last sentence of Section 17.(b).

          (d) Award. If any Taking occurs, then Landlord shall receive the entire award or other compensation for the land on which the Building is situated, the Building, and other improvements taken, and Tenant may separately pursue a claim (to the extent it will not reduce Landlord's award) against the condemnor for the value of Tenant's personal property which Tenant is entitled to remove under this Lease, moving costs, loss of business, and other claims it may have.

     18. Fire or Other Casualty.

          (a) Repair Estimate. If the Premises or the Building are damaged by fire or other casualty (a "Casualty"), Landlord shall, within 90 days after such Casualty, deliver to Tenant a good faith estimate (the "Damage Notice") of the time needed to repair the damage caused by such Casualty.

          (b) Landlord's and Tenant's Rights. If a material portion of the Premises or the Building is damaged by Casualty such that Tenant is prevented from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Casualty and Landlord estimates that the damage caused thereby cannot be repaired within 270 days after the Casualty, then Tenant may terminate this Lease by delivering written notice to Landlord of its election to terminate within 30 days after the Damage Notice has been delivered to Tenant if Tenant does not so timely terminate this Lease, then (subject to Section 18.(c)) Landlord shall repair the Building or the Premises, as the case may be, as provided below, and Rent for the portion of the Premises rendered untenantable by the damage shall be abated on a reasonable basis from the date of damage until the completion of the repair, unless a Tenant Party caused such damage, in which case, Tenant shall continue to pay Rent without abatement

          (c) Landlord's Rights. If a Casualty damages a material portion of the Building, and Landlord makes a good faith determination that restoring the Premises would be uneconomical, or if Landlord is required to pay any insurance proceeds arising out of the Casualty to a Landlord's Mortgagee, then Landlord may terminate this Lease by giving written notice of its election to terminate within 30 days after the Damage Notice has been delivered to Tenant, and shall be abated as of the date of the Casualty

          (d) Repair Obligation. If neither party elects to terminate this Lease following a Casualty, then Landlord shall, within a reasonable time after such Casualty, begin to repair the Building and the Premises and shall proceed with reasonable diligence to restore the Building and Premises to substantially the same condition as they existed immediately before such Casualty; however, Landlord shall not be required to repair or replace any of the furniture, equipment fixtures, and other improvements which may have been placed by, or at the request of, Tenant or other occupants in the Building or the Premises, and Landlord's obligation to repair or restore the Building or Premises shall be limited to the extent of the insurance proceeds actually received by Landlord for the Casualty in question.

     19. Personal Property Taxes. Tenant shall be liable for all taxes levied or assessed against personal property, furniture, or fixtures (including Tenant's Equipment, Electrical Equipment, Lines and the Interconnection Equipment) placed by Tenant in the Premises or in or on the Building or Project. If any taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and Landlord elects to pay the same, or if the assessed value of Landlord's property is increased by inclusion of such personal property, furniture or fixtures and Landlord elects to pay the taxes based on such increase, then Tenant shall pay to Landlord, upon demand, the part of such taxes for which Tenant is primarily liable hereunder; however, Landlord shall not pay such amount if Tenant notifies Landlord that it will contest the validity or amount of such taxes before Landlord makes such payment, and thereafter diligently proceeds with such contest in accordance with law and if the non-payment thereof does not pose a threat of loss or seizure of the Building or interest of Landlord therein or impose any fee or penalty against Landlord.

     20. Events of Default. Each of the following occurrences shall be an "Event of Default":

          (a) Tenant's failure to pay Rent within five days after Landlord has delivered notice to Tenant that the same is due; however, an Event of Default shall occur hereunder without any obligation of Landlord to give any notice if Landlord has given Tenant written notice under this Section 20.(a) on more than one occasion during the twelve (12) month interval preceding such failure by Tenant;

          (b) Intentionally deleted.

          (c) Tenant fails to comply with the Permitted Use set forth herein and the continuance of such failure for a period of five (5) days after Landlord has delivered to Tenant written notice thereof;

          (d) Tenant fails to provide any estoppel certificate within the time period required under Section 28(e) and such failure shall continue for five days after written notice thereof from Landlord to Tenant;

             (e) Tenant's failure to perform, comply with, or observe any other agreement or obligation of Tenant under this Lease and the continuance of such failure for a period of more than 30 days after Landlord has delivered to Tenant written notice thereof; and

             (f) The filing of a petition by or against Tenant (the term "Tenant" shall include, for the purpose of this Section 20.(f), any guarantor of Tenant's obligations hereunder) (1) in any bankruptcy or other insolvency proceeding; (2) seeking any relief under any state or federal debtor relief law;
(3) for the appointment of a liquidator or receiver for all or substantially all of Tenant's property or for Tenant's interest in this Lease; or (4) for the reorganization or modification of Tenant's capital structure; however, if such a petition is filed against Tenant, then such filing shall not be an Event of Default unless Tenant fails to have the proceedings initiated by such petition dismissed within 90 days after the filing thereof.

     21. Remedies. Upon any Event of Default, Landlord may, in addition to all other rights and remedies afforded Landlord hereunder or by law or equity, take any of the following actions:

            (a) Terminate this Lease by giving Tenant written notice thereof; in which event Tenant shall pay to Landlord the sum of(1) all Rent accrued hereunder through the date of termination, (2) all amounts due under Section 22.(a), and (3) an amount equal to (F) the total Rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at a per annum rate equal to the "Prime Rate" as published on the date this Lease is terminated by The Wall Street Journal, Southwest Edition, in its listing of "Money Rates", minus (G) the then present fair rental value of the Premises for such period, similarly discounted;

          (b) Terminate Tenant's right to possess the Premises without terminating this Lease by giving written notice thereof to Tenant, in which event Tenant shall pay to Landlord (1) all Rent and other amounts accrued hereunder to the date of termination of possession, (2) all amounts due from time to time under Section 22.(a), and (3) all Rent and other net sums required hereunder to be paid by Tenant during the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the Premises during such period, after deducting all costs incurred by Landlord in reletting the Premises. Landlord shall use reasonable efforts to relet the Premises on such terms as Landlord in its sole discretion may determine (including a term different from the Term, rental concessions, and alterations to, and improvement of, the Premises); however, Landlord shall not be obligated to relet the Premises before leasing other portions of the Building. Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished because of; Landlord's failure to relet the Premises or to collect rent due for such reletting. Tenant shall not be entitled to the excess of any consideration obtained by reletting over the Rent due hereunder. Reentry by Landlord in the Premises shall not affect Tenant's obligations hereunder for the unexpired Term; rather, Landlord may from time to time, bring an action against Tenant to collect amounts due by Tenant, without the necessity of Landlord's waiting until the expiration of the Term. Unless Landlord delivers written notice to Tenant expressly stating that it has elected to terminate this Lease, all actions taken by Landlord to dispossess or exclude Tenant from the Premises shall be deemed to be taken under this Section 21.(b). If Landlord elects to proceed under this
Section 21.(b), it may at any time elect to terminate this Lease under Section 21.(a); or

          (c) Additionally, without notice, Landlord may alter locks or other security devices at the Premises to deprive Tenant of access thereto, and Landlord shall not be required to provide a new key or right of access to Tenant.

       22.   Payment by Tenant: Non-Waiver.

          (a) Payment by Tenant. Upon any Event of Default, Tenant shall pay to Landlord all costs incurred by Landlord (including court costs and reasonable attorneys' fees and expenses) in (1) obtaining possession of the Premises, (2) removing and storing Tenant's or any other occupant's property, (3) repairing, restoring, altering, remodeling, or otherwise putting the Premises into condition acceptable to a new tenant, (4) if Tenant is dispossessed of the Premises and this Lease is not terminated, reletting all or any part of the Premises (including brokerage commissions, cost of tenant finish work and other costs incidental to such reletting), (5) performing Tenant's obligations which Tenant failed to perform, and (6) enforcing, or advising Landlord of; its rights, remedies, and recourses arising out of the Event of Default. To the full extent permitted by law, Landlord and Tenant agree the federal and state courts of the state in which the Premises are located shall have exclusive jurisdiction over any matter relating to or arising from this Lease and the parties' rights and obligations under this Lease.

          (b) No Waiver. Landlord's acceptance of Rent following an Event of Default shall not waive Landlord's rights regarding such Event of Default. No waiver by Landlord of any violation or breach of any of the terms contained herein shall waive Landlord's rights regarding any future violation of such term. Landlord's acceptance of any partial payment of Rent shall not waive Landlord's rights with regard to the remaining portion of the Rent that is due, regardless of any endorsement or other statement on any instrument delivered in payment of Rent or any writing delivered in connection therewith; accordingly, Landlord's acceptance of a partial payment of Rent shall not constitute an accord and satisfaction of the full amount of the Rent that is due.

     23. Intentionally deleted.

     24. Surrender of Premises. No act by Landlord shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless it is in writing and signed by Landlord. At the expiration or termination of this Lease, Tenant shall deliver to Landlord the Premises with all improvements located therein in good repair and condition, free of Hazardous Materials placed on the Premises during the Term, broom-clean, reasonable wear and tear (and condemnation and Casualty damage not caused by Tenant, as to which Sections 17 and 18 shall control) excepted, and shall deliver to Landlord all keys to the Premises. Provided that Tenant has performed all of its obligations hereunder, Tenant may remove all unattached trade fixtures, furniture, and personal property placed in the Premises or elsewhere in the Building by Tenant (but Tenant may not remove any such item which was paid for, in whole or in part, by Landlord or any wiring or cabling unless Landlord requires such removal). Additionally, at Landlord's option, Tenant shall remove such alterations, additions, improvements, trade fixtures, personal property, equipment, wiring, conduits, cabling, and furniture (including Tenant's Equipment, Electrical Equipment, Lines and the Interconnection Equipment) as Landlord may request; however, Tenant shall not be required to remove any addition or improvement to the Premises or the Project if Landlord has specifically agreed in writing that the improvement or addition in question need not be removed. Tenant shall repair all damage caused by such removal. All items not so removed shall, at Landlord's option, be deemed to have been abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant and without any obligation to account for such items; any such disposition shall not be considered a strict foreclosure or other exercise of Landlord's rights in respect of the security interest granted under Section 23. The provisions of this Section 24 shall survive the end of the Term.

     25. Holding Over. If Tenant fails to vacate the Premises at the end of the Term, then Tenant shall be a tenant at will and, in addition to all other damages and remedies to which Landlord may be entitled for such holding over, Tenant shall pay; in addition to the other Rent, a daily Basic Rent equal to the greater of (a) 150% of the daily Basic Rent payable during the last month of the Term, or (b) 125% of the prevailing rental rate in the Building for similar space. The provisions of this Section 25 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender, and any lost profits to Landlord resulting therefrom.

     26. Certain Rights Reserved by Landlord. Provided that the exercise of such rights does not unreasonably interfere with Tenant's occupancy of the Premises, Landlord shall have the following rights:

          (a) To decorate and to make inspections, repairs, alterations, additions, changes, or improvements, whether structural or otherwise, in and about the Project, or any part thereof; to enter upon the Premises (after giving Tenant reasonable notice thereof, which may be oral notice, except in cases of real or apparent emergency, in which case no notice shall be required) and, during the continuance of any such work, to temporarily close doors, entryways, public space, and corridors in the Building; to interrupt or temporarily suspend Building services and facilities; to change the name of the Building, and to change the arrangement and location of entrances or passageways, doors, and doorways, corridors, elevators, stairs, restrooms, or other public parts of the Building;

          (b) To take such reasonable measures as Landlord deems advisable for the security of the Project and Building occupants; evacuating the Building for cause, suspected cause, or for drill purposes; temporarily denying access to the Building, and closing the Building after normal business hours and on Sundays and holidays, subject, however, to Tenant's right to enter when the Building is closed after normal business hours under such reasonable regulations as Landlord may prescribe from time to time; and

          (c) To enter the Premises at reasonable hours, to show the Premises to prospective purchasers, lenders, or, during the last six months of the Term, tenants.

     27. Substitution Space. Intentionally deleted.


     28. Miscellaneous.

          (a) Landlord Transfer. Landlord may transfer any portion of the Building and any of its rights under this Lease. If Landlord assigns its rights under this Lease, then Landlord shall thereby be released from any further obligations hereunder arising after the date of transfer, provided that the assignee assumes Landlord's obligations hereunder in writing.

          (b) Landlord's Liability. The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to Tenant's actual direct, but not consequential, damages therefor and shall be recoverable only from the interest of Landlord in the Building, and Landlord shall not be personally liable for any deficiency. This Section shall not limit any remedies which Tenant may have for Landlord's defaults which do not involve the personal liability of Landlord.

          (c) Force Majeure. Other than for Tenant's obligations under this Lease that can be performed by the payment of money (e.g., payment of Rent and maintenance of insurance), whenever a period of time is herein prescribed for action to be taken by either party hereto, such party shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions, or any other causes of any kind whatsoever which are beyond the control of such party

          (d) Brokerage. Neither Landlord nor Tenant has dealt with any broker or agent in connection with the negotiation or execution of this Lease, other than Duggan Realty Advisors L.L.C. and Mohr Partners, whose commission shall be paid by the Landlord. Tenant and Landlord shall each indemnify the other against all costs, expenses, attorneys' fees, and other liability for commissions or other compensation claimed by any broker or agent claiming the same by, through, or under the indemnifying party.

          (e) Estoppel Certificates. From time to time, Tenant shall finish to any party designated by Landlord, within ten days after Landlord has made a request therefor, a certificate signed by Tenant confirming and containing such factual certifications and representations as to this Lease as Landlord may reasonably request. Unless otherwise required by Landlord's Mortgagee or a prospective purchaser or mortgagee of the Building, the initial form of estoppel certificate to be signed by Tenant is attached hereto as Exhibit F.

          (f) Notices. All notices and other communications given pursuant to this Lease shall be in writing and shall be (1) mailed by first class, United States Mail, postage prepaid, certified, with return receipt requested, and addressed to the parties hereto at the address specified in the Basic Lease Information, (2) hand delivered to the intended address, (3) sent by a nationally recognized overnight courier service, or (4) sent by facsimile transmission during normal business hours followed by a confirmatory letter sent in another manner permitted hereunder. All notices shall be effective upon delivery to the address of the addressee. The parties hereto may change their addresses by giving notice thereof to the other in conformity with this provision.

          (g) Separabilitv. If any clause or provision of this Lease is illegal, invalid, or unenforceable under present or future laws, then the remainder of this Lease shall not be affected thereby and in lieu of such clause or provision, there shall be added as a part of this Lease a clause or provisions similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid, and enforceable.

          (h) Amendments; and Binding Effect. This Lease may not be amended except by Instrument in writing signed by Landlord and Tenant. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord, and no custom or practice which may evolve between the parties in the administration of the terms hereof shall waive or diminish the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof. The terms and conditions contained in this Lease shall inure to the benefit of and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided. This Lease is for the sole benefit of Landlord and Tenant, and, other than Landlord's Mortgagee, no third party shall be deemed a third party beneficiary hereof.

          (i) Quiet Enjoyment. Provided Tenant has performed all of its obligations hereunder, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord or any party claiming by, through, or under Landlord, but not otherwise, subject to the terms and conditions of this Lease.

          (j) No Merger. There shall be no merger of the leasehold estate hereby created with the fee estate in the Premises or any part thereof if the same person acquires or holds, directly or indirectly, this Lease or any interest in this Lease and the fee estate in the leasehold Premises or any interest in such fee estate.

          (k) No Offer. The submission of this Lease to Tenant shall not be construed as an offer, and Tenant shall not have any rights under this Lease unless Landlord executes a copy of this Lease and delivers it to Tenant.

          (l) Entire Agreement. This Lease constitutes the entire agreement between Landlord and Tenant regarding the subject matter hereof and supersedes all oral statements and prior writings relating thereto. Except for those set forth in this Lease, no representations, warranties, or agreements have been made by Landlord or Tenant to the other with respect to this Lease or the obligations of Landlord or Tenant in connection therewith. The normal rule of construction that any ambiguities be resolved against the drafting party shall not apply to the interpretation of this Lease or any exhibits or amendments hereto.

          (m) Waiver of Jury Trial. To the maximum extent permitted by law, Landlord and Tenant each waive right to trial by jury in any litigation arising out of or with respect to this Lease.

          (n) Governing Law. This Lease shall be governed by and construed in accordance with the laws of the State in which the Premises are located.

          (o) Joint and Several Liability. If Tenant is comprised of more than one party, each such party shall be jointly and severally liable for Tenant's obligations under this Lease.

          (p) Financial Reports. Within 15 days after Landlord's request, Tenant will finish Tenant's most recent audited financial statements (including any notes to them) to Landlord, or, if no such audited statements have been prepared, such other financial statements (and notes to them) as may have been prepared by an independent certified public accountant or, failing those, Tenant's internally prepared financial statements. If Tenant is a publicly traded corporation, Tenant may satisfy its obligations hereunder by providing to Landlord Tenant's most recent annual and quarterly reports. Tenant will discuss its financial statements with Landlord and will give Landlord access to Tenant's books and records in order to enable Landlord to verify the financial statements. Landlord will not disclose any aspect of Tenant's financial statements that Tenant designates to Landlord as confidential except (1) to Landlord's Mortgagee or prospective purchasers of the Building, (2) in litigation between Landlord and Tenant, and (3) if required by court order. Tenant shall not be required to deliver the financial statements required under this Section 28.(p) more than once in any 12-month period unless requested by Landlord's Mortgagee or a prospective buyer or lender of the Building or an Event of Default occurs.

          (q) Landlord's Fees. Whenever Tenant requests Landlord to take any action not required of it hereunder or give any consent required or permitted under this Lease, Tenant will reimburse Landlord for Landlord's reasonable, out-of-pocket costs payable to third parties and incurred by Landlord in reviewing the proposed action or consent, including without attorneys', engineers' or architects' fees, within ten days after Landlord's delivery to Tenant of a statement of such costs. Tenant will be obligated to make such reimbursement without regard to whether Landlord consents to any such proposed action.

          (r) Telecommunications. Tenant and its telecommunications companies, including but not limited to local exchange telecommunications companies and alternative access vendor services companies shall have no right of access to and within the Building, for the installation and operation of telecommunications systems including but not limited to voice, video, data, and any other telecommunications services provided over wire, fiber optic, microwave, wireless, and any other transmission systems, for part or all of Tenant's telecommunications within the Building and from the Building to any other location without Landlord's prior written consent, which shall not be unreasonably withheld, conditioned or delayed.

          (s) Confidentiality. Tenant acknowledges that the terms and conditions of this Lease are to remain confidential for Landlord's benefit, and may not be disclosed by Tenant to anyone, by any manner or means, directly or indirectly, without Landlord's prior written consent The consent by Landlord to any disclosures shall not be deemed to be a waiver on the part of Landlord of any prohibition against any future disclosure.

          (t) Hazardous Materials. The term "Hazardous Materials" means any substance, material, or waste which is now or herein classified or considered to be hazardous, toxic, or dangerous under any Law relating to pollution or the protection or regulation of human health, natural resources or the environment, or poses or threatens to pose a hazard to the health or safety of persons on the Premises or in the Building. Tenant shall not use, generate, store, or dispose of, or permit the use, generation, storage or disposal of Hazardous Materials on or about the Premises or the Building except in a manner and quantity necessary for the ordinary performance of Tenant's business, and then in compliance with all Laws. If Tenant breaches its obligations under this Section 28.(t), Landlord may immediately take any and all action reasonably appropriate to remedy the same, including taking all appropriate action to clean up or remediate any contamination resulting from Tenant's use, generation, storage or disposal of Hazardous Materials. Tenant shall defend, indemnify, and hold harmless Landlord and its representatives and agents from and against any and all claims, demands, liabilities, causes of action, suits, judgments, damages and expenses (including reasonable attorneys' fees and cost of clean up and remediation) arising from Tenant's failure to comply with the provisions of this Section 28.(t). This indemnity provision shall survive termination or expiration of the Lease.

          (u) List of Exhibits. All exhibits and attachments attached hereto are incorporated herein by this reference.

Exhibit A-1    Outline of Premises
Exhibit A-2    Area for Location of Generator
Exhibit A-3    Area for Location of Cooling Equipment
Exhibit B -    Legal Description of Building
Exhibit C -    Building Rules and Regulations
Exhibit D -    Tenant Finish-Work
Exhibit E -    Amendment No. 1
Exhibit F -    Form of Tenant Estoppel Certificate
Exhibit H -    Renewal Options
Exhibit I -    Rent Abatement Provisions

     29. Other Provisions. None.

LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE, AND TENANT'S OBLIGATION TO PAY RENT HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE PREMISES OR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER, AND, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, TENANT SHALL CONTINUE TO PAY THE RENT, WITHOUT ABATEMENT, SETOFF OR DEDUCTION, NOTWITHSTANDING ANY BREACH BY LANDLORD OF ITS DUTIES OR OBLIGATIONS HEREUNDER, WHETHER EXPRESS OR IMPLIED.

     Dated as of the date first above written.

LANDLORD:                      DENVER FDS, L.P., a Texas limited partnership
                               By: FDS Realty Partners, L.L.C., a Texas limited
                               liability company, as general partner


                               By: /s/ JAMES F. DUGGAN
                               Name: James F. Duggan
                               Title: Manager

TENANT:                        ADVANCED TELECOMMUNICATIONS, INC., a Delaware
                               Corporation

                               By: /s/ SATISH TIWARI
                               Name:Satish Tiwari
                               Title: Vice President

                                  EXHIBIT A - 1

                              [OUTLINE OF PREMISES]

                            [IMAGE: MAP OF PREMISES]

DENVER FDS BUILDING
1500 CHAMPA STREET
BASEMENT FLOOR PLAN
NOVEMBER 6 1999

                                  EXHIBIT A - 2

                        [AREA FOR LOCATION OF GENERATOR]

                  [IMAGE: MAP OF SECOND AND THIRD FLOOR ROOF]

                                  EXHIBIT A - 3

                     [AREA FOR LOCATION OF COOLING EQUIPMENT]

                        [IMAGE: MAP OF SECOND FLOOR ROOF]

                                                            DENVER FDS BUILDING
                                                            1500 CHAMPA BUILDING
                                                            THIRD FLOOR PLAN

                                    EXHIBIT B

                        [LEGAL DESCRIPTION OF BUILDING]

PARCEL 1:


Lots 5 through 10, inclusive,

Block 130,

East Denver

City and County of Denver,

State of Colorado


PARCEL 2:

Lots II through 16, inclusive,

Block 130,

East Denver,

City and County of Denver,

State of Colorado

                                    EXHIBIT C

                         BUILDING RULES AND REGULATIONS

     The following rules and regulations shall apply to the Premises, the Building the parking garage associated therewith, and the appurtenances thereto:

     1. Sidewalks, doorways, vestibules, halls, stairways, and other similar areas shall not be obstructed by tenants or used by any tenant for purposes other than ingress and egress to and from their respective leased premises and for going from one to another part of the Building.

     2. Plumbing fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or deposited therein. Damage resulting to any such fixtures or appliances from misuse by a tenant or its agents, employees or invitees, shall be paid by such tenant.

     3. No signs, advertisements or notices shall be painted or affixed on or to any windows or doors or other part of the Building without the prior written consent of Landlord. No nails, hooks or screws shall be driven or inserted in any part of the Building except by Building maintenance personnel. No curtains or other window treatments shall be placed between the glass and the Building standard window treatments.

     4. Landlord shall provide and maintain an alphabetical directory for all tenants in the main lobby of the Building.

     5. Landlord shall provide all door locks in each tenant's leased premises, at the cost of such tenant, and no tenant shall place any additional door locks in its leased premises without Landlord's prior written consent Landlord shall furnish to each tenant a reasonable number of keys to such tenant's leased premises, at such tenant's cost, and no tenant shall make a duplicate thereof.

     6. Movement in or out of the Building of furniture or other equipment, or dispatch or receipt by tenants of any bulky material, merchandise or materials which require use of elevators or stairways, or movement through the Building entrances or lobby shall be conducted under Landlord's supervision at such times and in such a manner as Landlord may reasonably require. Each tenant assumes all risks of and shall be liable for all damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord if damaged or injured as a result of acts in connection with carrying out this service for such tenant.

     7. Landlord may prescribe weight limitations and determine the locations for safes and other heavy equipment or items, which shall in all cases be placed in the Building so as to distribute weight in a manner acceptable to Landlord which may include the use of such supporting devices as Landlord may require. All damages to the Building caused by the installation or removal of any property of a tenant, or done by a tenant's property while in the Building, shall be repaired at the expense of such tenant.

     8. Corridor doors, when not in use, shall be kept closed. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways. No birds or animals shall be brought into or kept in, on or about any tenant's leased premises. No portion of any tenant's leased premises shall at any time be used or occupied as sleeping or lodging quarters.

     9. Tenant shall cooperate with Landlord's employees in keeping its leased premises neat and clean. Without Landlord's prior written consent, Tenant shall not employ any person for the purpose of such cleaning other than the Building's cleaning and maintenance personnel.

     10. To ensure orderly operation of the Building, no ice, mineral or other water, towels, newspapers, etc. shall be delivered to any leased area except by persons approved by Landlord.

     11. Tenant shall not make or permit any vibration or improper, objectionable or unpleasant noises or odors in the Building or otherwise interfere in any way with other tenants or persons having business with them.

     12. No machinery of any kind (other than normal office equipment) shall be operated by any tenant on its leased area without Landlord's prior written consent, nor shall any tenant use or keep in the Building any flammable or explosive fluid or substance.

     13. Landlord will not be responsible for lost or stolen personal property, money or jewelry from tenants leased premises or public or common areas regardless of whether such loss occurs when the area is locked against entry or not.

     14. No vending or dispensing machines of any kind may be maintained in any leased premises without the prior written permission of Landlord.

     15. Tenant shall not conduct any activity on or about the Premises or Building which will draw pickets, demonstrators, or the like.

     16. All vehicles are to be currently licensed, in good operating condition, parked for business purposes having to do with Tenant's business operated in the Premises, parked within designated parking spaces, one vehicle to each space. No vehicle shall be parked as a "billboard" vehicle or with for-sale signs in the parking lot. Any vehicle parked improperly may be towed away. Tenant, Tenant's agents, employees, vendors and customers who do not operate or park their vehicles as required shall subject the vehicle to being towed at the expense of the owner or driver. Landlord may place a "boot" on the vehicle to immobilize it and may levy a charge of $50.00 to remove the "boot." Tenant shall indemnify hold and save harmless Landlord of any liability arising from the towing or booting of any vehicles belonging to a Tenant Party.

     17. No tenant may enter into phone rooms, electrical rooms, mechanical rooms, or other service areas of the Building unless accompanied by Landlord or the Building manager.

                                    EXHIBIT D

                               TENANT FlNISH-WORK
                           (Tenant Performs the Work)

     1. Except as set forth in this Exhibit, Tenant accepts the Premises in their "AS-IS" condition on the date that this Lease is entered into, and Landlord shall have no obligation to perform any work therein (including without limitation, demolition of any improvements existing therein or construction of any tenant finish-work or other improvements therein), and shall not be obligated to reimburse Tenant or provide an allowance for any costs related to the demolition or construction of improvements therein.

     2. Prior to commencing construction, Tenant shall provide to Landlord for its approval final working drawings, prepared by an architect that has been approved in writing by Landlord (which approval shall not be unreasonably withheld) ("Tenants Architect"), of all improvements that Tenant proposes to install in the Premises; such working drawings shall include the partition layout, ceiling plan, electrical outlets and switches, telephone outlets, drawings for any modifications to the Building's HVAC, electrical, mechanical and plumbing systems, and detailed plans and specifications for the construction of the improvements called for under this Exhibit in accordance with all applicable Laws. Landlord shall notify Tenant whether it approves of the submitted working drawings within ten business days after Tenant's submission thereof If Landlord disapproves of such working drawings, then Landlord shall notify Tenant thereof specifying in reasonable detail the reasons for such disapproval, in which case Tenant shall, within three business days after such notice, revise such working drawings in accordance with Landlord's objections and submit to Landlord for its review and approval. Landlord shall notify Tenant in writing whether it approves of the resubmitted working drawings within three business day. after its receipt thereof. This process shall be repeated until the working drawings have been finally approved by Landlord and Tenant If Landlord fails to notify Tenant that it disapproves of the initial working drawings within ten business days (or, in the case of resubmitted working drawings, within three business days) after the submission thereof, then Landlord shall be deemed to have approved the working drawings in question. Further, if any of Tenant's proposed construction work will affect the Building's HVAC, electrical, mechanical or plumbing systems, then the working drawings pertaining thereto must be approved by the Building's engineer of record. Landlord's approval of such working drawings shall not be unreasonably withheld, provided that (a) they comply with all Laws, (b) such working drawings are sufficiently detailed to allow construction of the improvements in a good and workmanlike manner, and (c) the improvements depicted thereon conform to the rules and regulations promulgated by Landlord for the construction of tenant improvements in effect as of the date hereof (a copy of which has been delivered to Tenant). As used herein, "Working Drawings" shall mean the final working drawings approved by Landlord, as amended from time to time by any approved changes thereto, and "Work" shall mean all improvements to be constructed in accordance with and as indicated on the Working Drawings, together with any work required by governmental authorities to be made to other areas of the Building as a result of the improvements indicated by the Working Drawings. Landlord's approval of the Working Drawings shall not be a representation or warranty of Landlord that such drawings are adequate for any use or comply with any Law, but shall merely be the consent of Landlord thereto. Tenant shall, at Landlord's request, sign the Working Drawings to evidence its review and approval thereof All changes in the Work must receive the prior written approval of Landlord, and in the event of any such approved change Tenant shall, upon completion of the Work, finish Landlord with an accurate, reproducible "as-built" plan of the improvements as constructed.

     3. After the Working Drawings have been approved, Tenant shall cause the Work to be performed in accordance with the Working Drawings. The Work shall be performed only by contractors and subcontractors approved in writing by Landlord, which approval shall not be unreasonably withheld. All contractors and subcontractors shall be required to procure and maintain insurance against such risks, in such amounts, and with such companies as Landlord may reasonably require. Certificates of such insurance, with paid receipts therefor, must be received by Landlord before the Work is commenced. The Work shall be performed in a good and workmanlike manner free of defects, shall conform strictly with the Working Drawings, and shall be performed in such a manner and at such times as and not to interfere with or delay Landlord's other contractors, the operation of the Building and the occupancy thereof by other tenants. All contractors and subcontractors shall contact Landlord and schedule time periods during which they may use Building facilities in connection with the Work (e.g., elevators, excess electricity, etc.).

     4. The entire cost of performing the Work (including without limitation, design of the Work and preparation of the Working Drawings, costs of construction labor and materials, electrical usage during construction, additional janitorial services, general tenant signage, related taxes and insurance costs, and the construction supervision fee referenced in Section 8 of this Exhibit, all of which costs are herein collectively called the "Total Construction Costs") shall be paid by Tenant

     5. Upon completion of the Work, Tenant shall deliver to Landlord the following items: (a) final lien waivers from all persons performing work or supplying or fabricating materials for the Work, fully executed, acknowledged and in recordable form, (b) Tenant's Architect's certification that the Work has been finally completed, including any punch-list items, on the appropriate AIA form or another form approved by Landlord, (c) the permanent certificate of occupancy issued for the Premises, and (d) an estoppel certificate confirming such factual matters as Landlord or Landlord's Mortgagee may reasonably request. Notwithstanding any contrary provision herein, before Tenant may occupy the Premises to conduct its business therein, Tenant shall, at its expense, obtain and deliver to Landlord a permanent certificate of occupancy issued for the Premises by the appropriate governmental authority.

     6. Landlord or its affiliate or agent shall supervise the Work and coordinate the relationship between the Work, the Building, and the Building's systems. In consideration for Landlord's construction supervision services, Tenant shall pay to Landlord a construction supervision fee of $7,500.

     7. To the extent not inconsistent with this Exhibit, Section 8.(a) of this Lease shall govern the performance of the Work and Landlord's and Tenant's respective rights and obligations regarding the Improvements installed pursuant thereto.

     8. Landlord shall not assess any charges for Tenant's use of the loading docks, passenger and normal use of the freight elevators; however, Landlord reserves the right to charge Tenant for the extraordinary usage of the freight elevators (e.g., moving materials on top of elevator cabs). Tenant may use the freight elevators for moving into the Building subject to prior scheduling with Landlord and the normal rules and regulations therefor.

     9. Upon approval of the Working Drawings and provided that Tenant delivers to Landlord evidence that the insurance required under Section 14 of this Lease and Section 3 of this Exhibit has been obtained, Landlord shall tender possession of the Premises to Tenant so that Tenant may commence performance of the Work.

                                    EXHIBIT E

                                 AMENDMENT NO. 1

     This Amendment No. 1 (this "Amendment") is executed as of _____________, 199__ between ______________________, a _____________ ("Landlord"),
and____________________, a____________________ ("Tenant"), for the purpose of amending the Lease Agreement between Landlord and Tenant dated______________, 199___ (the "Lease"). Capitalized terms used herein but not defined shall be given the meanings assigned to them in the Lease.

                                   AGREEMENTS

     For valuable consideration, whose receipt and sufficiency are acknowledged, Landlord and Tenant agree as follows:

     1. Condition of Premises. Tenant has accepted possession of the Premises pursuant to the Lease. All improvements (if any) required by the terms of the Lease to be made by Landlord have been completed to the full and complete satisfaction of Tenant in all respects except for the punchlist items described on Exhibit A hereto (the "Punchlist Items"), and except for such Punchlist Items, Landlord has fulfilled all of its duties under the Lease with respect to such initial tenant improvements. Furthermore, Tenant acknowledges that the Premises are suitable for the Permitted Use.

     2. Commencement Date. The Commencement Date of the Lease is____________, 199__. If the Commencement Date set forth in the Lease is different than the date set forth in the preceding sentence, then the Commencement Date as contained in the Lease is amended to be the Commencement Date set forth in the preceding sentence.

     3. Expiration Date. The Term is scheduled to expire on ________,200_. If the scheduled expiration date of the initial Term as set forth in the Lease is different than the date set forth in the preceding sentence, then the scheduled expiration date as set forth in the Lease is hereby amended to the expiration date set forth in the preceding sentence.

     4. Contact Numbers. Tenant's telephone number in the Premises is _______. Tenant's telecopy number in the Premises is_____________.

     5. Ratification. Tenant hereby ratifies and confirms its obligations under the Lease, and represents and warrants to Landlord that it has no defenses thereto. Additionally, Tenant further confirms and ratifies that, as of the date hereto (a) the Lease is and remains in good standing and in full force and effect, and (b) Tenant has no claims, counterclaims, set-offs or defenses against Landlord arising out of the Lease or in any way relating thereto or arising out of any other transaction between Landlord and Tenant.

     6. Binding Effect; Governing Law. Except as modified hereby, the Lease shall remain in full effect and this Amendment shall be binding upon Landlord and Tenant and their respective successors and assigns. If any inconsistency exists or arises between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall prevail. This Amendment shall be governed by the laws of the State in which the Premises is located.

     7. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original, but all of which shall constitute one document

     Executed as of the date first written above.

LANDLORD:                      __________________________,a _______________


                               By:_________________________________________
                               Name:_______________________________________
                               Title:______________________________________


TENANT:                         __________________________,a _______________


                                By:_________________________________________
                                Name:_______________________________________
                                Title:______________________________________

                                    EXHIBIT F

                       FORM OF TENANT ESTOPPEL CERTIFICATE

     The undersigned is the Tenant under the Lease (defined below) between_________________, a_______________, as Landlord, and the undersigned as Tenant, for the Premises on the_______ floor(s) of the office building located at ______________, _______ and commonly known as _____________________ and hereby certifies as follows:

     1. The Lease consists of the original Lease Agreement dated as of_______,199__ between Tenant and Landlord ['s predecessor-in-interest] and the following amendments or modifications thereto (if none, please state "none"):________________________________________________________________________
________________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

The documents listed above are herein collectively referred to as the "Lease" and represent the entire agreement between the parties with respect to the Premises. All capitalized terms used herein but not defined shall be given the meaning assigned to them in the Lease.

     2. The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided in Section 1 above.

     3. The Term commenced on _________, 199__ and the Term expires, excluding any renewal options, on_________________, 200__, and Tenant has no option to purchase all or any part of the Premises or the Building or, except as expressly set forth in the Lease, any option to terminate or cancel the Lease.

     4. Tenant currently occupies the Premises described in the Lease and Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as follows (if none, please state "none"):_________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

     5. All monthly installments of Basic Rent, all Additional Rent, Operating Costs, and monthly installments of estimated Operating Costs have been paid when due through _____________ . The current monthly installment of Basic Rent is $_________ .

     6. All conditions of the Lease to be performed by Landlord necessary to the enforceability of the Lease have been satisfied and Landlord is not in default thereunder. In addition, Tenant has not delivered any notice to Landlord regarding a default by Landlord thereunder.

     7. As of the date hereof there are no existing defenses or offsets, or, to the undersigned's knowledge, claims or any basis for a claim, that the undersigned has against Landlord and no event has occurred and no condition exists, which, with the giving of notice or the passage of time, or both, will constitute a default under the Lease.

     8. No rental has been paid more than thirty (30) days in advance and no security deposit has been delivered to Landlord except as provided in the Lease.

     9. If Tenant is a corporation, partnership or other business entity, each individual executing this Estoppel Certificate on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in the state in which the Premises is located and that Tenant has full right and authority to execute and deliver this Estoppel Certificate and that each person signing on behalf of Tenant is authorized to do so.

     10. There are no actions pending against Tenant under any bankruptcy or similar laws of the United States or any state.

     11. Other than in compliance with all applicable laws and incidental to the ordinary course of the use of the Premises, the undersigned has not used or stored any hazardous substances in the Premises.

     12. All tenant improvement work to be performed by Landlord under the Lease has been completed in accordance with the Lease and has been accepted by the undersigned and all reimbursements and allowances due to the undersigned under the Lease in connection with any tenant improvement work have been paid in full.

     Tenant acknowledges that this Estoppel Certificate may be delivered to Landlord, Landlord's Mortgagee or to a prospective mortgagee or prospective purchaser, and their respective successors and assigns, and acknowledges that Landlord, Landlord's Mortgagee and/or such prospective mortgagee or prospective purchaser will be relying upon the statements contained herein in disbursing loan advances or making a new loan or acquiring the property of which the Premises are a part and that receipt by it of this certificate is a condition of disbursing loan advances or making such loan or acquiring such property.

       Executed as of ________________.

TENANT:                         __________________________,a _______________


                                By:_________________________________________
                                Name:_______________________________________
                                Title:______________________________________

                                    EXHIBIT H

                                 RENEWAL OPTIONS

     Provided no Event of Default exists and Tenant is occupying the entire Premises at the time of such election, Tenant may renew this Lease for two (2) additional period(s) of five (5) years each, by delivering written notice of the exercise thereof to Landlord not earlier than nine months nor later than six months before the expiration of the Term. On or before the commencement date of the extended Term in question, Landlord and Tenant shall execute an amendment to this Lease extending the Term on the same terms provided in this Lease, except as follows:

          (a) The Basic Rent and Additional Rent payable for each month during such extended Term shall be the greater of (1) the prevailing rental rate in the building at the commencement of such extended Term, for space of equivalent quality, size, utility and location, with the length of the extended Term and the credit standing of Tenant to be taken into account, or (2) the total monthly Basic Rent and Additional Rent last payable hereunder for the month immediately preceding the commencement date of the extended Term in question multiplied by 1.03;

          (b) Tenant shall have no further renewal option unless expressly granted by Landlord in writing; and

          (c) Landlord shall lease to Tenant the Premises in their then-current condition, and Landlord shall not provide to Tenant any allowances (e.g., moving allowance, construction allowance, and the like) or other tenant inducements.

     Tenant's rights under this Exhibit shall terminate if (1) this Lease or Tenant's right to possession of the Premises is terminated, (2) Tenant assigns any of its interest in this Lease or sublets any portion of the Premises, (3) Tenant fails to timely exercise its option under this Exhibit, time being of the essence with respect to Tenant's exercise thereof, or (4) Landlord determines, in its sole but reasonable discretion, that Tenant's financial condition or creditworthiness has materially deteriorated since the date of this Lease.

                                    EXHIBIT I

                            RENT ABATEMENT PROVISIONS

     Basic Rent shall be conditionally abated until March 31, 2000 Commencing on April 1,2000, Tenant shall make Basic Rent payments as otherwise provided in the Lease. Notwithstanding such abatement of Basic Rent all other sums due under the Lease, including Additional Rent shall be payable as provided in the Lease, and any increases in Basic Rent set forth in the Lease shall occur on the dates scheduled therefor.

     The abatement of Basic Rent provided for in this Exhibit is conditioned upon Tenant's full and timely performance of all of its obligations under the Lease. If at any time during the Term an Event of Default by Tenant occurs, then the abatement of Basic Rent provided for in this Exhibit shall immediately become void, and Tenant shall promptly pay to Landlord, in addition to all other amounts due to Landlord under this Lease, the full amount of all Basic Rent herein abated.


                                      J-1